UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2011

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2011, the stockholders of Moody’s Corporation (the “Company”) elected Mr. Jorge A. Bermudez as a Class I director of the Board of Directors (the “Board”) of the Company to fill a vacancy. Mr. Bermudez’s initial term will expire as of the Company’s 2014 annual meeting of stockholders. A copy of the press release containing the announcement is included as Exhibit 99.1.

Item 5.07. Submission of Matters to a Vote of Security Holders

The voting results for the matters voted on at the Annual Meeting of Stockholders held on April 19, 2011 are as follows:

1.	An election of two Class I Directors to serve three-year terms was held and the shares were voted as follows for the election:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jorge A. Bermudez	164,369,316	826,676	4,244,891	19,153,297	*
Robert R. Glauber	145,224,001	29,505,034	1,662,507	12,202,638

*	Includes shares voted before the election of Mr. Bermudez was added to the Annual Meeting agenda.

The Company’s directors whose terms continued after the Annual Meeting are: Ewald Kist, Henry A. McKinnell, Jr., Ph.D., John K. Wulff, Basil L. Anderson, Darrell Duffie, Ph.D. and Raymond W. McDaniel, Jr.

2.	The appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year 2011 was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
187,693,975	519,623	277,582	103,000

3.	The advisory resolution on executive compensation was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
170,558,485	4,499,951	1,333,108	12,202,636

4.	The advisory vote on the frequency of future advisory votes on executive compensation was voted on as follows:

Triennial	Biennial	Annual	Abstain	Broker Non-Votes
80,682,699	2,570,761	90,585,128	2,655,633	12,099,959

5.	The stockholder proposal to adopt a policy that the chairman of the Company’s Board be an independent director was voted on as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
99,602,713	76,337,655	450,927	12,202,885

Item 9.01, “Financial Statements and Exhibits”

(d) Exhibits

99.1	Press release of Moody’s Corporation dated April 20, 2011, announcing the election of Jorge A. Bermudez to the Company’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ John J. Goggins
John J. Goggins Executive Vice President and General Counsel

Date: April 25, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Moody’s Corporation dated April 20, 2011, announcing the election of Jorge A. Bermudez to the Company’s Board of Directors.